UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 29, 2007
Date of Report (Date of Earliest Event Reported)

RACINO ROYALE, INC.

(FORMERLY K-TRONIK INTERNATIONAL CORP.)
(Exact name of Registrant as Specified in its Charter)

144 Front St. W., Ste. 700, Toronto, Ontario M5J 2L7
(Address of Principal Executive Offices)

Tel: (416) 216-8659
(Registrant's Telephone Number)

K-Tronik International Corp.
144 Front St. W., Ste. 700, Toronto, Ontario M5J 2L7
(Former Name and Address)

             Nevada                                              000-31369                                                         88-0436364
                                                                   (State or other jurisdiction              (Commission File Number)                                          (IRS Employer
                          of incorporation)                                                                                                               Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act

ITEM 8.01:                                OTHER EVENTS

On August 8, 2007, a significant shareholder in Racino Royale Inc., (“Racino” or the “Company”), Eiger Technology, Inc. (“Eiger”) entered into a series of agreements with Foundation Venture Leasing Inc. (“Foundation”) to dispose of its investment in the Company.

Eiger entered into a Purchase Agreement and a Share Pledge Agreement with Foundation and Foundation issued a US$671,080 Promissory Note to Eiger (collectively the “Agreements”).

Foundation is part of the Foundation Markets Group, a privately-held Toronto-based merchant or investment banking group, which raises capital for small- and mid-sized companies, advises and assists companies going public and specializes in cross-border, multi-jurisdictional transactions.

Pursuant to the terms of the Agreements Foundation paid $30,000 at closing and issued a secured US$701,080 Promissory Note to Eiger in exchange for 14,021,600 common shares of Racino. The Promissory Note is non-interest bearing and repayable on the following dates:

$70,000 on or before August 31, 2007,
$133,694 on or before September 30, 2007,
$233,693 on or before February 1, 2008, and
$233,693 on or before September 1, 2008.

Foundation entered into a Share Pledge Agreement with Eiger under which it pledged 12,619,460 Racino common shares as security for the Promissory Note.

Copies of the Purchase Agreement, Share Pledge Agreement and Promissory Note are attached hereto as exhibits.

ITEM 9.01:                                FINANCIAL STATEMENTS AND EXHIBITS

(d)                   Exhibits

Exhibit 10.1	Purchase Agreement between Eiger Technology, Inc. and Foundation Venture Leasing Inc., dated August 8, 2007.

Exhibit 10.2	Share Pledge Agreement between Eiger Technology, Inc. and Foundation Venture Leasing Inc., dated August 8, 2007.

Exhibit 10.3	Promissory Note issued by Foundation Venture Leasing Inc., dated August 8, 2007.

Exhibit 99.1	Press Release Dated August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Racino Royale, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     RACINO ROYALE, INC.

Dated:       August 29, 2007

By:  /s/ Gary N. Hokkanen
                                                                                                                                                       Name: Gary N. Hokkanen
                                                                                                                                                       Title:   Chief Financial Officer